UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2016

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 27, 2016, Atlantic Coast Bank (the Bank), a wholly-owned subsidiary of Atlantic Coast Financial Corporation, consummated the conversion of its charter from that of a federally-chartered savings bank to that of a Florida state-chartered commercial bank.

The conversion is not expected to affect the Bank’s customers in any way. Bank depositors will continue to have full protection of Federal Deposit Insurance provided by the Federal Deposit Insurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: January 3, 2017	By:	/s/ Tracy L. Keegan
		Name:	Tracy L. Keegan
		Title:	Executive Vice President and
Chief Financial Officer